As filed with the Securities and Exchange Commission on October 1, 2020

Registration No. 333- 221935

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CENTRAL GARDEN & PET COMPANY*

(Exact Name of Registrant as specified in its charter)

Delaware	5199	68-0275553
(State or Other Jurisdiction of Incorporation or Organization) Classification Code Number)	(Primary Standard Industrial	(I.R.S. Employer Identification No.)

1340 Treat Boulevard, Suite 600

Walnut Creek, CA 94597

(925) 948-4000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

George A. Yuhas

General Counsel

Central Garden & Pet Company

1340 Treat Boulevard, Suite 600, Walnut Creek, CA 94597

(925) 948-4000

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

WITH COPIES TO:

John F. Seegal

Brett Cooper

Orrick, Herrington & Sutcliffe LLP

The Orrick Building

405 Howard Street

San Francisco, CA 94105

(415) 773-5918

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post–effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post–effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered/ Proposed Maximum Offering Price Per Unit/ Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)
Debt Securities
Subsidiary Guarantees of Debt Securities
Common Stock
Class A Common Stock
Preferred Stock
Warrants

(1)

An indeterminate amount or number of the securities of each identified class are being registered as may from time to time be issued. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

(2)	Any securities registered hereunder may be sold separately or as units with other securities registered hereunder.
(3)

In accordance with Rule 456(b) and Rule 457(r) under the Securities Act, the registrant is deferring payment of all of the registration fee. Pursuant to Registration Statement No. 333-204881 (the “Prior Registration Statement”), which was initially filed on June 11, 2015 and became effective on June 25, 2015, Central Garden & Pet Company registered securities to be offered and sold in one or more primary offerings with an initial aggregate offering price of up to $1,000,000,000, Class A common stock to be offered and sold in one or more secondary offerings with an initial aggregate offering price of up to $29,119,302, and common stock to be offered and sold in one or more secondary offerings with an initial aggregate offering price of up to $13,915,169. A filing fee of $116,200 was paid for the securities to be offered in primary offerings and an aggregate of $5,002 was paid for the securities to be offered in secondary offerings, with total fees being offset by $74,729 of fees previously paid under a prior registration statement.

Pursuant to Rule 415(a)(6), Central Garden & Pet Company is carrying forward from the Prior Registration Statement securities to be offered in a primary offering with an initial aggregate offering price of $600,000,000 that remain unsold, 2,866,073 shares of Class A common stock with an initial aggregate offering price of $29,119,302 that remain unsold, and 1,395,704 shares of common stock with an initial aggregate offering price of $13,915,169 that remain unsold (collectively, the “Unsold Securities”). The previously paid filing fees associated with the Unsold Securities were subsequently applied to offerings hereunder. Pursuant to Rule 457(n), no filing fee is payable in respect of the guarantees.

*	Information regarding additional registrants is contained in the Table of Additional Registrant Guarantors on the following page.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

The following are additional registrants that may guarantee the debt securities registered hereby:

NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION	I.R.S. EMPLOYER IDENTIFICATION NUMBER	ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE
All-Glass Aquarium Co., Inc.	Wisconsin	39-1144104	*
Aquatica Tropicals, Inc.	Delaware	47-1931804	*
Arden Companies, LLC	Michigan	38-1753502	*
B2E Biotech, LLC	Delaware	20-2228567	*
B2E Corporation	New York	11-3243032	*
B2E Microbials, LLC	Delaware	20-4794120	*
B2E Manufacturing, LLC	Delaware	27-1019314	*
Blue Springs Hatchery, Inc.	Delaware	20-2712744	*
C & S Products Co., Inc.	Iowa	42-1029806	*
Farnam Companies, Inc.	Arizona	86-0101524	*
Florida Tropical Distributors International, Inc.	Delaware	13-4226191	*
Four Paws Products, Ltd.	New York	11-2210716	*
FourStar Microbial Products LLC	Delaware	27-0176880	*
Gro Tec, Inc.	Georgia	58-1734869	*
Gulfstream Home & Garden, Inc.	Florida	58-2255720	*
Hydro-Organics Wholesale	California	68-0446334	*
IMS Southern, LLC	Utah	47-5327235	*
IMS Trading, LLC	Utah	47-4194049	*
Kaytee Products Incorporated	Wisconsin	39-0399490	*
K&H Manufacturing, LLC	Delaware	20-8789809	*
Matson, LLC	Washington	20-0083295	*
Midwest Tropicals LLC	Utah	37-1870445	*
New England Pottery, LLC	Delaware	57-1198837	*
NEXGEN Turf Research, LLC	Oregon	20-5355094	*
Pennington Seed, Inc.	Delaware	58-2394553	*
Pets International, Ltd.	Illinois	36-3390302	*
Quality Pets, LLC	Utah	61-1852453	*
Segrest, Inc.	Delaware	13-4226185	*
Segrest Farms, Inc.	Delaware	56-2306146	*
Sun Pet, Ltd.	Delaware	20-3967065	*
T.F.H. Publications, Inc.	Delaware	22-1918893	*
Wellmark International	California	94-3273583	*

*	The agent for service of process is George A. Yuhas, Central Garden & Pet Company, 1340 Treat Boulevard, Suite 600, Walnut Creek, CA 94597 (925) 948-4000.

Explanatory Note

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration Statement No. 333-221935) is filed solely to (i) add Arden Companies, LLC a Michigan limited liability company and C & S Products Co., Inc. an Iowa corporation, both of which are wholly owned subsidiaries of the Company (the “New Subsidiary Guarantors”), as co-registrants to the Registration Statement to allow the New Subsidiary Guarantors to guarantee debt securities covered by the Registration Statement, (ii) update the information in Part II with respect to the addition of the New Subsidiary Guarantors, and (iii) file additional exhibits to the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, the base prospectus is being omitted from this filing. This post-effective amendment shall become effective immediately upon filing with the Securities and Exchange Commission.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following table sets forth the costs and expenses payable by the registrant in connection with the offerings described in this registration statement. All of the amounts shown are estimates.

SEC registration fee	$	*
Rating agency fees		**
Legal fees and expenses		**
Accounting fees and expenses		**
Financial printers fees and expenses		**
Trustee fees and expenses		**
Transfer agent fees and expenses		**
Miscellaneous expenses		**

Total	$	**

*	Deferred in accordance with Rule 456(b) and 457(r) under the Securities Act of 1933.
**

These expenses depend upon the number of issuances and cannot be estimated at this time. An estimate of the aggregate expenses in connection with the issuance and distribution of the securities being offered will be included in the applicable prospectus supplement.

Item 15.	Indemnification of Directors and Officers.

Section 145 of the Delaware General Corporation Law (the “DGCL”) provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation—a “derivative action”), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s bylaws, disinterested director vote, stockholder vote, agreement or otherwise.

Under the terms of our Bylaws and subject to the applicable provisions of Delaware law, we have indemnified each of our directors and officers and, subject to the discretion of the Board of Directors, any other person, against expenses incurred or paid in connection with any claim made against such director or officer or any actual or threatened action, suit or proceeding in which such director or officer may be involved by reason of being or having been a director or officer of us, or of serving or having served at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action taken or not taken by such director or officer in such capacity, and against the amount or amounts paid by such director or officer in settlement of any such claim, action, suit or proceeding or any judgment or order entered therein.

Section 102(b)(7) of the DGCL permits a provision in the certificate of incorporation of each corporation organized thereunder, such as the Company, eliminating or limiting, with certain exceptions, the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Our Restated Certificate of Incorporation eliminates the liability of directors to the extent permitted by the DGCL.

The law of the state of incorporation and/or the provisions of the certificates or articles of incorporation, the bylaws or the limited liability company agreements, as applicable, of all of the subsidiaries listed in the “Table of Additional Registrants” included in the Registration Statement, provide for the limitation of liability and indemnification of officers, directors, managers and persons performing similar functions, as applicable, of the subsidiaries similar to those described above.

Item 16.	Exhibits.

Exhibit Number	Exhibit

1.1	Form of Equity Underwriting Agreement.*

1.2	Form of Debt Underwriting Agreement.*

4.1	Fourth Amended and Restated Certificate of Incorporation, including the Certificate of Designation—Series A Convertible Preferred Stock and Certificate of Designation—Series B Convertible Preferred Stock (incorporated by reference from Exhibit 3.1 to the Company’s Form 10-K for the fiscal year ended September 30, 2006 (SEC File No. 001-33268)).

4.2	Amended and Restated Bylaws (incorporated by reference from Exhibit 3.1 to the Company’s Form 8-K filed October 4, 2019 (SEC File No. 001-33268)).

4.3	Specimen Common Stock Certificate (incorporated by reference from Exhibit 4.1 to the Company’s Form 10-K for the fiscal year ended September 30, 2017 (SEC File No. 001-33268)).

4.4	Specimen Class A Common Stock Certificate (incorporated by reference from Exhibit 4.2 to the Company’s Form 10-K for the fiscal year ended September 30, 2017 (SEC File No. 001-33268)).

4.5	Form of Certificate of Designation for the preferred stock (together with preferred stock certificate).*

4.6	Indenture, dated as of March 8, 2010, by and between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference from Exhibit 4.2 to the Company’s Form 8-K filed March 8, 2010 (SEC File No. 001-33268)).

4.7	Form of Subordinated Indenture (incorporated by reference from Exhibit 4.6 to the Company’s Registration Statement on Form S-3 (SEC File No. 333-122031)).

4.8	Form of Senior Note.*

4.9	Form of Subordinated Note.*

4.10	Form of Warrant Agreement (together with form of Warrant Certificate).*

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent Orrick, Herrington & Sutcliffe LLP (included in the opinion filed as Exhibit 5.1).

24.1	Power of Attorney for Arden Companies, LLC (included on signature page).

24.2	Power of Attorney for C & S Products Co., Inc. (included on signature page).

25.1	Statement of Eligibility and Qualification on Form T-1 of the Senior Trustee to act as Trustee under the Senior Indenture (previously filed).

25.2	Statement of Eligibility and Qualification on Form T-1 of the Subordinated Trustee to act as Trustee under the Subordinated Indenture.*

*	To be filed by amendment or Form 8-K.

Item 17.	Undertakings.

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by these paragraphs is contained in reports filed with or furnished to the SEC by us per Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference into this registration statement or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A) each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(C) if we are subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of the registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchase with a time of contract of sale prior to such first use, supersede, modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(e) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

CENTRAL GARDEN & PET COMPANY

By:	/S/ NICHOLAS LAHANAS
Nicholas Lahanas, Chief Financial Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints, jointly and severally, Timothy Cofer, Nicholas Lahanas and George A. Yuhas, and each of them, as his or her attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or her might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TIMOTHY COFER Timothy Cofer	President and Chief Executive Officer and Director (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer (Principal Financial Officer)	October 1, 2020

/S/ HOWARD A. MACHEK Howard A. Machek	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	October 1, 2020

/S/ * William E. Brown	Chairman and Director	October 1, 2020

/S/ * Thomas J. Colligan	Director	October 1, 2020

Brendan Dougher	Director	October 1, 2020

Michael J. Edwards	Director	October 1, 2020

Signature	Title	Date

Michael Griffith	Director	October 1, 2020

Chris Metz	Director	October 1, 2020

/S/ * Brooks M. Pennington III	Director	October 1, 2020

/S/ * John R. Ranelli	Director	October 1, 2020

/S/ * M. Beth Springer	Director	October 1, 2020

*By: /s/ George A. Yuhas
George A. Yuhas, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

ALL-GLASS AQUARIUM CO., INC.

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TODD REGAN Todd Regan	President and Director (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

AQUATICA TROPICALS, INC.

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN HANSON John Hanson	Chief Executive Officer (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

/S/ * Sandy Moore	Director	October 1, 2020

*By: /s/ George A. Yuhas
George A. Yuhas, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

ARDEN COMPANIES, LLC

By:	/S/ Juli S. Musch
Juli S. Musch, Chief Financial Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints, jointly and severally, Timothy Cofer, Nicholas Lahanas and George A. Yuhas, and each of them, as his or her attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or her might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ CHARLES F. THOMPSON Charles F. Thompson	President (Principal Executive Officer)	October 1, 2020

/S/ JULI S. MUSCH Juli S. Musch	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer of Central Garden & Pet Company, as manager and sole Member	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

B2E BIOTECH, LLC

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ KEN ELSBURY Ken Elsbury	President and Chief Operating Officer (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer of Central Garden & Pet Company, as manager	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

B2E CORPORATION

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ KEN ELSBURY Ken Elsbury	President, Chief Executive Officer and Director (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

B2E MICROBIALS, LLC

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ KEN ELSBURY Ken Elsbury	President and Chief Operating Officer (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer of Central Garden & Pet Company, as manager	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

B2E MANUFACTURING, LLC

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ KEN ELSBURY Ken Elsbury	President and Chief Operating Officer (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer of Central Garden & Pet Company, as manager	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

BLUE SPRINGS HATCHERY, INC.

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN HANSON John Hanson	Chief Executive Officer (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

/S/ * Sandy Moore	Director	October 1, 2020

*By: /s/ George A. Yuhas
George A. Yuhas, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

C & S PRODUCTS CO., INC.

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints, jointly and severally, Timothy Cofer, Nicholas Lahanas and George A. Yuhas, and each of them, as his or her attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or her might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ KEVIN ALSTOTT Kevin Alstott	President (Principal Executive Officer)	October 1, 2020

/S/ BRADLEY SMITH Bradley Smith	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ TODD REGAN Todd Regan	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

FARNAM COMPANIES, INC.

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ KEVIN TOMPKINS Kevin Tompkins	President (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

FLORIDA TROPICAL DISTRIBUTORS INTERNATIONAL, INC.

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN HANSON John Hanson	Chief Executive Officer (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

/S/ * Sandy Moore	Director	October 1, 2020

*By: /s/ George A. Yuhas
George A. Yuhas, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

FOUR PAWS PRODUCTS, LTD.

By:	/S/ GEORGE A. YUHAS
George Yuhas, Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ GLEN S. AXELROD Glen S. Axelrod	Chief Executive Officer, President and Director (Principal Executive Officer)	October 1, 2020

/S/ RAY GALLAGHER Ray Gallagher	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

FOURSTAR MICROBIAL PRODUCTS LLC

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ KEN ELSBURY Ken Elsbury	President and Chief Operating Officer (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer of Central Garden & Pet Company, as manager	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

GRO TEC, INC.

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ W. DAN PENNINGTON W. Dan Pennington	Executive Vice President and Director (Principal Executive Officer)	October 1, 2020

/S/ JOHN JORDAN John Jordan	Chief Financial Officer, Vice President and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

GULFSTREAM HOME & GARDEN, INC.

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ STEVE BARTON Steve Barton	President and Director (Principal Executive Officer)	October 1, 2020

/S/ JOHN JORDAN John Jordan	Treasurer and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

HYDRO-ORGANICS WHOLESALE

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ STEVE BARTON Steve Barton	President and Director (Principal Executive Officer)	October 1, 2020

/S/ JOHN JORDAN John Jordan	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

IMS SOUTHERN, LLC

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ GLEN S. AXELROD Glen S. Axelrod	Chief Executive Officer (Principal Executive Officer)	October 1, 2020

/S/ RAY GALLAGHER Ray Gallagher	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer of Central Garden & Pet Company, as manager	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

IMS TRADING, LLC

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ GLEN S. AXELROD Glen S. Axelrod	Chief Executive Officer (Principal Executive Officer)	October 1, 2020

/S/ RAY GALLAGHER Ray Gallagher	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer of Central Garden & Pet Company, as manager	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

KAYTEE PRODUCTS INCORPORATED

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TODD REGAN Todd Regan	President and Director (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer, Vice President and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ Timothy J. Kane Timothy J. Kane	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

K&H MANUFACTURING, LLC

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN HANSON John Hanson	Chairman and Chief Executive Officer (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer of Central Garden & Pet Company, the sole member	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

MATSON, LLC

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ STEVE BARTON Steve Barton	President (Principal Executive Officer)	October 1, 2020

/S/ JOHN JORDAN John Jordan	Vice President—Finance and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer of Central Garden & Pet Company, as manager	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

MIDWEST TROPICALS LLC

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN HANSON John Hanson	Chief Executive Officer (Principal Executive Officer)	October 1, 2020

/S/ KEVIN JORDAN Kevin Jordan	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer of Central Garden & Pet Company, as manager	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020 .

NEW ENGLAND POTTERY, LLC

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ J.D. Walker J.D. Walker	President (Principal Executive Officer)	October 1, 2020

/S/ JOHN JORDAN John Jordan	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer of Central Garden & Pet Company, the sole Member	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020 .

NEXGEN TURF RESEARCH, LLC

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer of Pennington Seed, Inc., its manager

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ W. DAN PENNINGTON W. Dan Pennington	Chief Executive Officer of Pennington Seed, Inc., its manager (Principal Executive Officer)	October 1, 2020

/S/ JOHN JORDAN John Jordan	Executive Vice President, Chief Financial Officer and Treasurer of Pennington Seed, Inc., its manager (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

PENNINGTON SEED, INC.

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ W. DAN PENNINGTON W. Dan Pennington	Chief Executive Officer and Director (Principal Executive Officer)	October 1, 2020

/S/ JOHN JORDAN John Jordan	Executive Vice President, Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ J.D. Walker J.D. Walker	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020 .

PETS INTERNATIONAL, LTD.

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ TODD REGAN Todd Regan	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020 .

QUALITY PETS, LLC

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN HANSON John Hanson	Chief Executive Officer (Principal Executive Officer)	October 1, 2020

/S/ KEVIN JORDAN Kevin Jordan	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer of Central Garden & Pet Company, as manager	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020 .

SEGREST, INC.

By:	/S/ BGEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN HANSON John Hanson	Chief Executive Officer (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

/S/ *	Director	October 1, 2020
Sandy Moore

*By: /s/ George A. Yuhas George A. Yuhas, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

SEGREST FARMS, INC.

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN HANSON John Hanson	Chief Executive Officer (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

/S/ * Sandy Moore	Director	October 1, 2020

*By: /s/ George A. Yuhas
George A. Yuhas, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

SUN PET, LTD.

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN HANSON John Hanson	Chief Executive Officer (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

/S/ * Sandy Moore	Director	October 1, 2020

*By: /s/ George A. Yuhas
George A. Yuhas, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

T.F.H. PUBLICATIONS, INC.

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ GLEN S. AXELROD Glen S. Axelrod	President, Chief Executive Officer and Director (Principal Executive Officer)	October 1, 2020

/S/ RAY GALLAGHER Ray Gallagher	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Walnut Creek, State of California, on October 1, 2020.

WELLMARK INTERNATIONAL

By:	/S/ GEORGE A. YUHAS
George A. Yuhas Authorized Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ KEN ELSBURY Ken Elsbury	President, Chief Executive Officer and Director (Principal Executive Officer)	October 1, 2020

/S/ NICHOLAS LAHANAS Nicholas Lahanas	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2020

/S/ GEORGE A. YUHAS George A. Yuhas	Director	October 1, 2020

/S/ TIMOTHY J. KANE Timothy J. Kane	Director	October 1, 2020